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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-07148________________________

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code:  (248) 644-8500

Date of fiscal year end:         December 31, 2009

Date of reporting period:       December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Schwartz Value Fund

VALUE INVESTING SINCE 1984

ANNUAL REPORT

DECEMBER 31, 2009

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

What a difference a year makes!  Last year at this time, amidst the worst financial crisis since the 1930s, the economy was sharply contracting and stock prices were plunging daily.  The capital markets were in disarray.  Apprehensive consumers and fearful investors were pessimistic about the present and worried about the future.  Some pundits warned the U.S. was on the brink of another Great Depression.    Not surprisingly, petrified stock market participants were aggressively liquidating their equity portfolios.  But guess what?  They should have been buying.  It was the ideal buying point – perhaps the buying opportunity of a lifetime.  The best investment opportunities always occur at the bleakest moments.  Wise investors take advantage of the low prices, which accompany bad times, to buy while the masses are selling.

After bottoming in March last year, the stock market caught fire and ended the year with impressive gains.  For the year ended December 31, 2009, the Dow Jones Industrial Average rose 18.9%, the S&P 500 gained 26.5% and the Russell 2000 Index advanced 27.2%.  The Schwartz Value Fund (the “Fund”) outperformed these indices, rising 34.8%, which was the Fund’s second best annual performance in its 26-year history.  From the March low, the Fund’s biggest winners included Sparton Corporation +327% (electronic manufacturing services), Signet Jewelers Ltd. +280% (jewelry retailer), Nabors Industries Ltd. +150% (oil & gas drilling), and Leucadia National Corporation +117% (diversified investment company).  Holdings which had a negative impact on performance during the year included Weyco Group, Inc. (shoe retailing), Nintendo Company Ltd. (video game hardware & software), and Comerica, Inc. (financial services).

After March 2009, the equity markets blazed skyward, as fear and pessimism were replaced by optimism.  Unprecedented government intervention helped avert a complete financial market meltdown.  The U.S. Treasury and Federal Reserve pumped massive amounts of liquidity into the system.  Fear of Great Depression II subsided and the improving economic outlook along with a steadily rising stock market had investors energized and confident by year end.  Heading into 2010, institutional investors on average are quite optimistic.  This high level of bullish sentiment has us somewhat cautious.  As Warren Buffett famously advises, “Be greedy when others are fearful and be fearful when others are greedy.”  In this regard, it’s important to remember that the future rate of return on any investment is related to the price paid.   The higher the price paid, the lower the rate of return

1

will be in the future.  Based solely on today’s higher prices, outsized gains like 2009’s are not likely this year.  Stock prices already reflect a healthy, sustained economic rebound, which may or may not materialize in 2010.

In managing the portfolio, we are emphasizing high quality, cash-rich companies with rock solid balance sheets, which enhances their ability to pay dividends.    Due to the broad-based stock market rally of 2009, the number of new, attractive investment opportunities has diminished.  However, we continue to find companies selling well below our estimate of their intrinsic value.  Recent purchases that meet our investment criteria include Lancaster Colony Corporation (specialty food manufacturing), STERIS Corporation (specialty health-care products), and Sysco Corporation (foodservice distribution).  We are excited about the share price appreciation potential of these companies and many others in the Fund.

It recently came to our attention that there are now only four U.S. companies with AAA-rated bonds: Automatic Data Processing, Inc., Exxon Mobil Corporation, Johnson & Johnson, and Microsoft Corporation.  By coincidence, the Schwartz Value Fund owns stock in all four of these companies.  That reflects the aforementioned emphasis we are putting on higher quality companies.  They don’t get any higher in quality than these four.

Thanks for being a shareholder of the Schwartz Value Fund.

With best regards,

George P. Schwartz, CFA	Timothy S. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

January 18, 2010

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Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.  The Schwartz Value Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

SCHWARTZ VALUE FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Schwartz Value Fund and the Russell 2000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	12-31-08 (as disclosed in May 1, 2009 prospectus)	12-31-09
Gross	1.45%	1.55%

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. The Fund is distributed by Ultimus Fund Distributors, LLC.

4

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 2000 INDEX	RUSSELL 2000 VALUE INDEX	RUSSELL 2000 GROWTH INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(b)	S&P 500 INDEX
1984	11.1%	-7.3%	2.3%	-15.8%	-11.2%	-8.4%	6.1%
1985	21.7%	31.1%	31.0%	31.0%	31.4%	20.7%	31.6%
1986	16.4%	5.7%	7.4%	3.6%	7.4%	5.0%	18.7%
1987	-0.6%	-8.8%	-7.1%	-10.5%	-5.3%	-10.6%	5.3%
1988	23.1%	24.9%	29.5%	20.4%	15.4%	15.4%	16.8%
1989	8.3%	16.2%	12.4%	20.2%	19.3%	11.2%	31.6%
1990	-5.3%	-19.5%	-21.8%	-17.4%	-17.8%	-24.3%	-3.2%
1991	32.0%	46.1%	41.7%	51.2%	56.8%	27.2%	30.4%
1992	22.7%	18.4%	29.1%	7.8%	15.5%	7.0%	7.6%
1993	20.5%	18.9%	23.8%	13.4%	14.7%	10.7%	10.1%
1994	-6.8%	-1.8%	-1.6%	-2.4%	-3.2%	-6.0%	1.3%
1995	16.9%	28.4%	25.8%	31.0%	39.9%	19.3%	37.5%
1996	18.3%	16.5%	21.4%	11.3%	22.7%	13.4%	22.9%
1997	28.0%	22.4%	31.8%	13.0%	21.6%	21.1%	33.4%
1998	-10.4%	-2.5%	-6.5%	1.2%	39.6%	-3.8%	28.6%
1999	-2.5%	21.3%	-1.5%	43.1%	85.6%	-1.4%	21.0%
2000	9.3%	-3.0%	22.8%	-22.4%	-39.3%	-8.7%	-9.1%
2001	28.1%	2.5%	14.0%	-9.2%	-21.0%	-6.1%	-11.9%
2002	-14.9%	-20.5%	-11.4%	-30.3%	-31.5%	-28.6%	-22.1%
2003	39.3%	47.3%	46.0%	48.5%	50.0%	37.4%	28.7%
2004	22.6%	18.3%	22.3%	14.3%	8.6%	11.5%	10.9%
2005	3.8%	4.6%	4.7%	4.2%	1.4%	2.0%	4.9%
2006	14.3%	18.4%	23.5%	13.4%	9.5%	11.0%	15.8%
2007	-11.1%	-1.6%	-9.8%	7.1%	9.8%	-3.8%	5.5%
2008	-35.9%	-33.8%	-28.9%	-38.5%	-40.5%	-48.7%	-37.0%
2009	34.8%	27.2%	20.6%	34.5%	43.9%	36.8%	26.5%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2009 (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 2000 INDEX	RUSSELL 2000 VALUE INDEX	RUSSELL 2000 GROWTH INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(b)	S&P 500 INDEX
3 Years	-8.4%	-6.1%	-8.2%	-4.0%	-2.1%	-12.3%	-5.6%
5 Years	-1.8%	0.5%	-0.0%	0.9%	0.9%	-5.2%	0.4%
10 Years	6.4%	3.5%	8.3%	-1.4%	-5.7%	-3.3%	-1.0%
26 Years	9.4%	8.6%	10.7%	6.0%	8.4%	1.8%	10.4%

(a)
Schwartz Value Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Excluding dividends.

5

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2009 (Unaudited)

Shares	Company	Market Value	% of Net Assets
182,700	Unico American Corporation	$1,885,464	5.5%
55,000	Federated Investors, Inc. - Class B	1,512,500	4.4%
44,000	Nintendo Company Ltd. - ADR	1,312,080	3.8%
45,000	Sysco Corporation	1,257,300	3.7%
10,000	SPDR Gold Trust	1,073,100	3.1%
25,000	Accenture PLC - Class A	1,037,500	3.0%
140,000	Meadowbrook Insurance Group, Inc.	1,036,000	3.0%
10	Berkshire Hathaway, Inc. - Class A	992,000	2.9%
20,000	Varian Medical Systems, Inc.	937,000	2.7%
30,000	Microsoft Corporation	914,700	2.7%

ASSET ALLOCATION  (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	3.7%
Consumer Staples	9.8%
Energy	13.3%
Financials	23.1%
Health Care	10.1%
Industrials	6.2%
Information Technology	16.2%
Exchange-Traded Funds	3.1%

Cash Equivalents, Other Assets and Liabilities	14.5%
100.0%

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 82.4%	Shares	Market Value
Consumer Discretionary — 3.7%
Diversified Consumer Services — 0.1%
Strayer Education, Inc.	200	$42,498

Internet & Catalog Retail — 0.5%
Stamps.com, Inc. *	20,110	180,990

Specialty Retail — 1.7%
Ross Stores, Inc.	4,000	170,840
Signet Jewelers Ltd. *	15,000	400,800
		571,640
Textiles, Apparel & Luxury Goods — 1.4%
K-Swiss, Inc. - Class A *	1,000	9,940
Weyco Group, Inc.	20,000	472,800
		482,740
Consumer Staples — 9.8%
Beverages — 1.7%
Coca-Cola Company (The)	10,000	570,000

Food & Staples Retailing — 5.8%
Kroger Company (The)	10,000	205,300
Sysco Corporation	45,000	1,257,300
Wal-Mart Stores, Inc.	10,000	534,500
		1,997,100
Food Products — 2.3%
Lancaster Colony Corporation	16,000	795,200

Energy — 13.3%
Energy Equipment & Services — 8.3%
Atwood Oceanics, Inc. *	7,500	268,875
Ensco International PLC - ADR	10,000	399,400
Halliburton Company	8,500	255,765
Nabors Industries Ltd. *	15,000	328,350
National Oilwell Varco, Inc.	10,000	440,900
Patterson-UTI Energy, Inc.	32,500	498,875
Rowan Companies, Inc. *	15,000	339,600
Schlumberger Ltd.	5,000	325,450
		2,857,215
Oil, Gas & Consumable Fuels — 5.0%
Exxon Mobil Corporation	6,000	409,140
Peabody Energy Corporation	5,000	226,050
Rosetta Resources, Inc. *	25,000	498,250
Suncor Energy, Inc.	5,000	176,550
XTO Energy, Inc.	8,500	395,505
		1,705,495

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SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.4% (Continued)	Shares	Market Value
Financials — 23.1%
Capital Markets — 5.3%
Federated Investors, Inc. - Class B	55,000	$1,512,500
Investment Technology Group, Inc. *	16,000	315,200
		1,827,700
Commercial Banks — 0.4%
Comerica, Inc.	5,000	147,850

Diversified Financial Services — 3.4%
Dun & Bradstreet Corporation (The)	4,000	337,480
Leucadia National Corporation *	10,000	237,900
Morningstar, Inc. *	3,000	145,020
Pico Holdings, Inc. *	10,000	327,300
Value Line, Inc.	5,150	129,316
		1,177,016
Insurance — 14.0%
Alleghany Corporation *	2,030	560,280
Berkshire Hathaway, Inc. - Class A *	10	992,000
Markel Corporation *	1,000	340,000
Meadowbrook Insurance Group, Inc.	140,000	1,036,000
Unico American Corporation	182,700	1,885,464
		4,813,744
Health Care — 10.1%
Health Care Equipment & Supplies — 6.1%
Kinetic Concepts, Inc. *	7,400	278,610
STERIS Corporation	4,000	111,880
Stryker Corporation	15,000	755,550
Varian Medical Systems, Inc. *	20,000	937,000
		2,083,040
Pharmaceuticals — 4.0%
Johnson & Johnson	10,000	644,100
Pfizer, Inc.	40,000	727,600
		1,371,700
Industrials — 6.2%
Aerospace & Defense — 6.2%
Boeing Company (The)	5,000	270,650
Northrop Grumman Corporation	10,000	558,500
Rockwell Collins, Inc.	15,000	830,400
Sparton Corporation *	80,039	483,436
		2,142,986
Information Technology — 16.2%
Computers & Peripherals — 1.4%
Teradata Corporation *	15,000	471,450

Electronic Equipment, Instruments & Components — 2.8%
Arrow Electronics, Inc. *	10,000	296,100
Avnet, Inc. *	10,000	301,600
Ingram Micro, Inc. - Class A *	20,000	349,000
		946,700

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SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.4% (Continued)	Shares	Market Value
Information Technology — 16.2% (Continued)
IT Services — 5.5%
Accenture PLC - Class A	25,000	$1,037,500
Automatic Data Processing, Inc.	20,000	856,400
		1,893,900
Software — 6.5%
Microsoft Corporation	30,000	914,700
Nintendo Company Ltd. - ADR	44,000	1,312,080
		2,226,780

Total Common Stocks (Cost $20,987,301)		$28,305,744

EXCHANGE-TRADED FUNDS — 3.1%	Shares	Market Value
SPDR Gold Trust * (Cost $815,427)	10,000	$1,073,100

OPEN-END FUNDS — 0.0%	Shares	Market Value
Sequoia Fund (Cost $7,909)	61	$6,655

MONEY MARKET FUNDS — 14.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.03% (a)	1,674,635	$1,674,635
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,595,869	1,595,869
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	1,674,634	1,674,634
Total Money Market Funds (Cost $4,945,138)		$4,945,138

Total Investments at Market Value — 99.9% (Cost $26,755,775)		$34,330,637

Other Assets in Excess of Liabilities — 0.1%		38,492

Net Assets — 100.0%		$34,369,129

ADR - American Depositary Receipt.

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2009.

See notes to financial statements.

9

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS
Investments, at market value (cost of $26,755,775) (Note 1)	$34,330,637
Receivable for capital shares sold	123
Receivable for investment securities sold	96,159
Dividends receivable	28,486
Other assets	17,749
TOTAL ASSETS	34,473,154

LIABILITIES
Payable for capital shares redeemed	1,200
Payable to Adviser (Note 2)	84,562
Payable to administrator (Note 2)	4,200
Other accrued expenses	14,063
TOTAL LIABILITIES	104,025

NET ASSETS	$34,369,129

NET ASSETS CONSIST OF:
Paid-in capital	$39,166,297
Accumulated net realized losses from security transactions	(12,372,030)
Net unrealized appreciation on investments	7,574,862

NET ASSETS	$34,369,129

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,805,361

Net asset value, offering price and redemption price per share	$19.04

See notes to financial statements.

10

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (Net of foreign tax of $2,061)	$429,114
Interest	26
TOTAL INCOME	429,140

EXPENSES
Investment advisory fees (Note 2)	290,268
Administration, accounting and transfer agent fees (Note 2)	48,500
Trustees’ fees and expenses	29,346
Legal and audit fees	27,094
Registration fees	18,375
Custodian and bank service fees	7,933
Postage and supplies	7,831
Insurance expense	3,755
Compliance service fees (Note 2)	1,755
Other expenses	15,261
TOTAL EXPENSES	450,118

NET INVESTMENT LOSS	(20,978)

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(2,434,233)
Net change in unrealized appreciation/(depreciation) on investments	11,299,767

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,865,534

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,844,556

See notes to financial statements.

11

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS
Net investment income/(loss)	$(20,978)	$131,589
Net realized losses from security transactions	(2,434,233)	(9,855,131)
Net change in unrealized appreciation/(depreciation) on investments	11,299,767	(7,432,185)
Net increase (decrease) in net assets from operations	8,844,556	(17,155,727)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(131,608)
From net realized gains on investments	—	(37)
Decrease in net assets from distributions to shareholders	—	(131,645)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,759,557	1,375,492
Reinvestment of distributions to shareholders	—	108,071
Payments for shares redeemed	(3,724,792)	(11,569,459)
Net decrease in net assets from capital share transactions	(1,965,235)	(10,085,896)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,879,321	(27,373,268)

NET ASSETS
Beginning of year	27,489,808	54,863,076
End of year	$34,369,129	$27,489,808

ACCUMULATED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	101,406	72,827
Shares issued in reinvestment of distributions to shareholders	—	7,871
Shares redeemed	(242,708)	(611,212)
Net decrease in shares outstanding	(141,302)	(530,514)
Shares outstanding, beginning of year	1,946,663	2,477,177
Shares outstanding, end of year	1,805,361	1,946,663

See notes to financial statements.

12

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007		Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005
Net asset value at beginning of year	$14.12	$22.15		$25.52		$25.44	$27.04

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	0.07		(0.00	)(a)	(0.09)	(0.17)
Net realized and unrealized gains/(losses) on investments	4.93	(8.03)		(2.82)		3.74	1.23
Total from investment operations	4.92	(7.96)		(2.82)		3.65	1.06

Less distributions:
From net investment income	—	(0.07)		—		—	—
From net realized gains on investments	—	(0.00	)(a)	(0.55)		(3.57)	(2.66)
Total distributions	—	(0.07)		(0.55)		(3.57)	(2.66)

Net asset value at end of year	$19.04	$14.12		$22.15		$25.52	$25.44

Total return (b)	34.8%	(35.9%	)	(11.1%	)	14.3%	3.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$34,369	$27,490		$54,863		$68,408	$69,486

Ratio of expenses to average net assets	1.55%	1.43%		1.34%		1.38%	1.61%

Ratio of net investment income/(loss) to average net assets	(0.07)%	0.33%		(0.00)%		(0.35)%	(0.65)%

Portfolio turnover rate	73%	150%		78%		82%	78%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1.   Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.  The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.  The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation.  See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value.  To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding.  The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.  Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,305,744	$—	$—	$28,305,744
Exchange-Traded Funds	1,073,100	—	—	1,073,100
Open-End Funds	6,655	—	—	6,655
Money Market Funds	4,945,138	—	—	4,945,138
Total	$34,330,637	$—	$—	$34,330,637

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2009:

Federal income tax cost	$26,994,913
Gross unrealized appreciation	$7,604,443
Gross unrealized depreciation	(268,719)
Net unrealized appreciation	$7,335,724
Capital loss carryforward	(12,132,892)
Accumulated deficit	$(4,797,168)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.  These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2009, the Fund had capital loss carryforwards for federal income tax purposes of $12,132,892, of which $9,460,235 expires on December 31, 2016 and $2,672,657 expires on December 31, 2017.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through December 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

For the year ended December 31, 2009, the Fund reclassified $20,978 of net investment loss against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recognized on the accrual basis.  Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
December 31, 2009	$—	$—	$—
December 31, 2008	$131,608	$37	$131,645

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. There were no outstanding repurchase agreements at December 31, 2009.

16

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.   Investment Advisory Agreement and Transactions with Related Parties

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.  The Adviser receives from the Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets.

The Chief Compliance Officer of the Fund (the “CCO”) is an employee of the Adviser.  The Trust pays the Adviser $25,000 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for any out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Fund and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares.  The Distributor is an affiliate of Ultimus.

3.   Investment Transactions

During the year ended December 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $19,241,313 and $24,631,416, respectively.

17

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4.   Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.   Subsequent Events

GAAP requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, GAAP requires the Fund to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on February 17, 2010 and has noted no such events except as reflected in the following paragraph.

Effective May 1, 2010, the advisory fee that will be paid under the Investment Advisory Agreement between the Fund and the Adviser will be reduced from 1.00% to 0.95% per annum of the Fund’s average daily net assets.

18

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 17, 2010

19

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Trustees and executive officers of the Trust:

Trustee/Officer	Address	Age	Position Held with the Trust	Length of Time Served
Interested Trustees:
* George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	65	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	77	Trustee	Since 2005
Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	73	Trustee	Since 2008
Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	62	Trustee	Since 1993
Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	73	Trustee	Since 2007
Executive Officers:
* Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	58	Vice President and Secretary	Since 1993
* Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	38	Treasurer	Since 2000
* Cathy M. Stoner, CPA	3707 W. Maple Road, Bloomfield Hills, MI	39	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund.  The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth on the following page:

20

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Cathy M. Stoner, CPA is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

21

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2009) and held until the end of the period (December 31, 2009).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,235.60	$8.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	$7.32
*	Expenses are equal to the Fund’s annualized expense ratio of 1.44% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22

SCHWARTZ VALUE FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Because the Adviser believes small companies can offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

23

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THIS PAGE INTENTIONALLY LEFT BLANK.

Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, CCO
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Julie M. Schmuelling, Assistant Treasurer
Shanda S. Gentry, Assistant Vice President

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria Bond Fund

Annual Report
2009

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Dear Shareowner of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

2009 was a good year by almost any measure for investors.  The year began with a new administration in Washington, preaching “hope and change,” while signs of stress to the financial system were unfolding.  Investors were scared and were dumping stocks in a panic.  Last year at this time, I wrote to you the following:

“In my 40 years of investment counsel, I have never seen pessimism and fear as widespread.  Panic-struck investors have sold stocks relentlessly at any price, just to get out.  This has resulted in $4 trillion of investors’ cash sitting in money market funds, and has created the potential for an explosive rally.”

An explosive rally is exactly what happened.  Starting on March 9, 2009, stocks just took off.  Valuations had become so compressed and cash levels so high (a record 40% of the market capitalization of all U.S. stocks), that selling pressure became exhausted.  In our view remarkable bargains were almost everywhere.  As portfolio managers, we took advantage of those bargains.  We committed cash reserves, confident that the risks at that point were minimal.  That bullishness paid off in investment performance for the Ave Maria Mutual Funds, detailed elsewhere in this report.

Generally, stock prices elevated 50–60% off their March, 2009 lows.  Even though corporate profits have not recovered as we would have hoped during 2009, the prospects for significant improvement this year are encouraging.

Many shareowners have called and written to express their concern about the Administration’s apparent movement toward a European-style Socialist Democracy.  We are watching with great caution political developments in the nation’s capital and around the country.  Never in my memory has politics had such implications for the capital markets.  It seems that the U.S. is at a crossroad regarding so many important issues.  The long-term consequences of proposed national policies could materially impact corporate profits, economic growth, entrepreneurship, taxation and capital formation.  But I’m optimistic that the American people will not allow our great country to devolve into the chaos the pessimists foresee.  Assuming the worst of the anti-growth proposals don’t get implemented, there are reasons for optimism from a macro prospective.  On that basis, we are cautiously optimistic about 2010 and beyond.

Each of the Ave Maria Mutual Funds continues to meet the moral mandates established by our Catholic Advisory Board.

Sincerely,
George P. Schwartz, CFA

Chairman & President

January 21, 2010

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.  Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	1
Performance	3
Annual Total Rates of Return Comparison with Major Indices	4
Ten Largest Equity Holdings	5
Asset Allocation	5
Schedule of Investments	6

Ave Maria Growth Fund:
Portfolio Manager Commentary	10
Performance	12
Annual Total Rates of Return Comparison with Major Indices	13
Ten Largest Equity Holdings	14
Asset Allocation	14
Schedule of Investments	15

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	18
Performance	19
Annual Total Rates of Return Comparison with Major Indices	20
Ten Largest Equity Holdings	21
Asset Allocation	21
Schedule of Investments	22

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	25
Performance	27
Ten Largest Equity Holdings	28
Asset Allocation	28
Schedule of Investments	29

Ave Maria Bond Fund:
Portfolio Manager Commentary	32
Performance	34
Annual Total Rates of Return Comparison with Major Indices	35
Ten Largest Holdings	36
Asset Allocation	36
Schedule of Investments	37

Statements of Assets and Liabilities	41

Statements of Operations	42

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS (Continued)

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	43
Ave Maria Growth Fund	44
Ave Maria Rising Dividend Fund	45
Ave Maria Opportunity Fund	46
Ave Maria Bond Fund	47

Financial Highlights:
Ave Maria Catholic Values Fund	48
Ave Maria Growth Fund	49
Ave Maria Rising Dividend Fund	50
Ave Maria Opportunity Fund	51
Ave Maria Bond Fund - Class I	52
Ave Maria Bond Fund - Class R	53

Notes to Financial Statements	54

Report of Independent Registered Public Accounting Firm	63

Board of Trustees and Executive Officers	64

Catholic Advisory Board	66

Federal Tax Information	67

Other Information	67

About Your Funds’ Expenses	68

This report is for the information of shareholders of the Ave Maria Mutual Funds, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund’s (the “Fund”) total return for the year ended December 31, 2009 was 37.6% as compared to 26.5% for the S&P 500 Index and 37.4% for the S&P 400 MidCap Index.  Since the Fund’s inception on May 1, 2001, returns have been as follows:

	Since 5-01-01 Inception through 12-31-09 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	55.8%	5.3%
S&P 500 Index	3.9%	0.4%
S&P 400 MidCap Index	57.9%	5.4%

What a wild roller coaster ride the market gave investors in 2009!  Just when all appeared lost (at least to many media pundits) in March, the market turned on a dime, reversing a 26% year-to-date decline, to finish the year up 26.5% (as measured by the S&P 500 Index).  March 2009 may turn out to be one of the great buying opportunities of a lifetime.

Stocks that made significant positive contributions to the Fund’s performance in 2009 included: BE Aerospace, Inc. (Aircraft Parts), Teradata Corporation (Data Systems), Gentex Corporation (Auto Parts), ION Geophysical Corporation, Halliburton Co. (Oil Service), Kinetic Concepts, Inc (Medical Devices), and Chico’s FAS, Inc. (Women’s Retail).  Many of these stocks appreciated over 100% from their lows witnessed during the year.  Negative contributors were Belden, Inc. and Trinity Industries, Inc. (Industrial Manufacturing), Synovus Financial Corporation and BB&T Corporation (Banking), Alcoa, Inc. (Metals), and Exxon Mobil Corporation (Energy).

The Fund experienced higher than usual turnover over the last six months of the year.  As the stock market advanced, we weeded out overvalued stocks and upgraded the quality of companies in the portfolio.  Fourteen companies were eliminated.  Some stocks such as Illinois Tool Works, Inc., Johnson Controls, Inc., Harley-Davidson, Inc., Bed Bath & Beyond, Inc. and Chico’s FAS, Inc. were sold because valuations had run up, reflecting expectations of very strong earnings recoveries, which may or may not materialize.  Other issues sold, such as Hatteras Financial Corporation, Annaly Capital Management, Inc., and Thor Industries, Inc., have business models that are vulnerable to rising interest rates, which we expect as inflationary pressures build.

Proceeds from these sales were invested in nine stocks, which we consider undervalued.  Each has a solid balance sheet and generates plenty of cash to finance

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY (Continued)

growth, even in a slow-growth economy.  Most have a history of returning excess cash to shareholders via dividends and share repurchases.  IBM, Inc. and Accenture PLC (I.T. Consulting), Belden, Inc., and Abbott Laboratories (Health Care) also provide exposure to faster-growing developing countries. Other purchases include Range Resources Corporation and Tidewater, Inc (Energy), Federated Investors, Inc. (Investment Management), Sysco Corporation (Food Distribution) and Kennedy-Wilson Holdings, Inc. (Commercial Real Estate). All of these companies comply with the moral screens established by the Fund’s Catholic Advisory Board.

The government’s massive fiscal and monetary stimulus programs are working, even if not as effectively as one would hope.  In our view, the economic recovery began in the third quarter of 2009 and appears to be gradually gaining momentum.  This year we expect double-digit corporate profit growth and lower unemployment, which should provide a favorable backdrop for equities. By upgrading the quality of the portfolio over the last year, we believe the Fund is positioned to perform well, even if the economic recovery is less robust than consensus expectations.

Thank you for being a shareholder.

Sincerely,

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Catholic Values Fund, the S&P 500 Index,
  and the S&P 400 MidCap Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2009.

Expense Ratio information as of:	12-31-08 (as disclosed in May 1, 2009 prospectus)	12-31-09
Gross	1.55%	1.56%
Net	1.51%	1.50%

AVE MARIA CATHOLIC VALUES FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALL CAP INDEX	NASDAQ COMPOSITE (b)	VALUE LINE COMPOSITE(b)
2001 (a)	5.3%	-8.5%	-0.5%	5.0%	-10.1%	-7.3%
2002	-9.8%	-22.1%	-14.5%	-14.6%	-31.5%	-28.6%
2003	35.6%	28.7%	35.6%	38.8%	50.0%	37.4%
2004	20.1%	10.9%	16.5%	22.7%	8.6%	11.5%
2005	5.8%	4.9%	12.6%	7.7%	1.4%	2.0%
2006	14.2%	15.8%	10.3%	15.1%	9.5%	11.0%
2007	-4.0%	5.5%	8.0%	-0.3%	9.8%	-3.8%
2008	-36.8%	-37.0%	-36.2%	-31.1%	-40.5%	-48.7%
2009	37.6%	26.5%	37.4%	25.6%	43.9%	36.8%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2009 (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALL CAP INDEX	NASDAQ COMPOSITE (b)	VALUE LINE COMPOSITE (b)
3 Years	-5.9%	-5.6%	-1.8%	-4.8%	-2.1%	-12.3%
5 Years	0.2%	0.4%	3.3%	1.4%	0.9%	-5.2%
Since Inception	5.3%	0.4%	5.4%	5.8%	0.5%	-2.9%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Excluding dividends.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2009 (Unaudited)

Shares	Company	Market Value	% of Net Assets
185,000	Federated Investors, Inc. - Class B	$5,087,500	3.0%
100,000	Stryker Corporation	5,037,000	3.0%
625,000	Meadowbrook Insurance Group, Inc.	4,625,000	2.7%
75,000	Sherwin-Williams Company (The)	4,623,750	2.7%
150,000	Halliburton Company	4,513,500	2.6%
60,000	United Technologies Corporation	4,164,600	2.4%
100,000	Accenture PLC - Class A	4,150,000	2.4%
135,000	Patterson Companies, Inc.	3,777,300	2.2%
200,000	Western Union Company (The)	3,770,000	2.2%
150,000	Cisco Systems, Inc.	3,591,000	2.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	10.6%
Consumer Staples	1.8%
Energy	13.3%
Financials	15.4%
Health Care	12.7%
Industrials	14.9%
Information Technology	12.4%
Materials	3.3%
Exchange-Traded Funds	1.3%

Cash Equivalents, Other Assets and Liabilities	14.3%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 84.4%	Shares	Market Value
Consumer Discretionary — 10.6%
Auto Components — 1.0%
Gentex Corporation	100,000	$1,785,000

Distributors — 1.9%
Genuine Parts Company	85,000	3,226,600

Household Durables — 0.2%
Craftmade International, Inc. *	179,700	332,445

Specialty Retail — 4.8%
Lowe’s Companies, Inc.	150,000	3,508,500
Sherwin-Williams Company (The)	75,000	4,623,750
		8,132,250
Textiles, Apparel & Luxury Goods — 2.7%
Coach, Inc.	75,000	2,739,750
VF Corporation	25,000	1,831,000
		4,570,750
Consumer Staples — 1.8%
Food & Staples Retailing — 0.8%
Sysco Corporation	50,000	1,397,000

Personal Products — 1.0%
Avon Products, Inc.	50,000	1,575,000

Energy — 13.3%
Energy Equipment & Services — 6.3%
Halliburton Company	150,000	4,513,500
ION Geophysical Corporation *	300,000	1,776,000
Schlumberger Ltd.	50,000	3,254,500
Tidewater, Inc.	25,000	1,198,750
		10,742,750
Oil, Gas & Consumable Fuels — 7.0%
Exxon Mobil Corporation	40,000	2,727,600
Forest Oil Corporation *	75,000	1,668,750
Peabody Energy Corporation	50,000	2,260,500
Range Resources Corporation	30,000	1,495,500
Southwestern Energy Company *	50,000	2,410,000
Suncor Energy, Inc.	40,000	1,412,400
		11,974,750
Financials — 15.4%
Capital Markets — 3.0%
Federated Investors, Inc. - Class B	185,000	5,087,500

Commercial Banks — 1.3%
Comerica, Inc.	75,000	2,217,750

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.4% (Continued)	Shares	Market Value
Financials — 15.4% (Continued)
Insurance — 9.3%
Alleghany Corporation *	12,000	$3,312,000
Hanover Insurance Group, Inc. (The)	75,000	3,332,250
Markel Corporation *	5,000	1,700,000
Meadowbrook Insurance Group, Inc.	625,000	4,625,000
Unico American Corporation	282,945	2,919,993
		15,889,243
Real Estate Investment Trusts — 0.9%
HCP, Inc.	50,000	1,527,000

Real Estate Management & Development — 0.9%
Kennedy-Wilson Holdings, Inc. *	175,000	1,566,250

Health Care — 12.7%
Health Care Equipment & Supplies — 6.2%
Kinetic Concepts, Inc. *	75,000	2,823,750
Stryker Corporation	100,000	5,037,000
Varian Medical Systems, Inc. *	60,000	2,811,000
		10,671,750
Health Care Providers & Services — 2.2%
Patterson Companies, Inc. *	135,000	3,777,300

Life Sciences Tools & Services — 2.7%
Mettler-Toledo International, Inc. *	20,000	2,099,800
Waters Corporation *	40,000	2,478,400
		4,578,200
Pharmaceuticals — 1.6%
Abbott Laboratories	50,000	2,699,500

Industrials — 14.9%
Aerospace & Defense — 5.4%
BE Aerospace, Inc. *	100,000	2,350,000
General Dynamics Corporation	40,000	2,726,800
United Technologies Corporation	60,000	4,164,600
		9,241,400
Building Products — 0.8%
Simpson Manufacturing Company, Inc.	50,000	1,344,500

Construction & Engineering — 0.7%
Foster Wheeler AG *	40,000	1,177,600

Electrical Equipment — 2.2%
Belden, Inc.	40,000	876,800
General Cable Corporation *	100,000	2,942,000
		3,818,800

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.4% (Continued)	Shares	Market Value
Industrials — 14.9% (Continued)
Machinery — 4.6%
Caterpillar, Inc.	50,000	$2,849,500
Graco, Inc.	100,000	2,857,000
Lincoln Electric Holdings, Inc.	40,000	2,138,400
		7,844,900
Road & Rail — 1.2%
Burlington Northern Santa Fe Corporation	20,000	1,972,400

Information Technology — 12.4%
Communications Equipment — 3.1%
ADTRAN, Inc.	75,000	1,691,250
Cisco Systems, Inc. *	150,000	3,591,000
		5,282,250
Computers & Peripherals — 2.8%
International Business Machines Corporation	12,500	1,636,250
Teradata Corporation *	100,000	3,143,000
		4,779,250
Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics, Inc. *	35,000	1,036,350

IT Services — 4.6%
Accenture PLC - Class A	100,000	4,150,000
Western Union Company (The)	200,000	3,770,000
		7,920,000
Office Electronics — 1.3%
Zebra Technologies Corporation - Class A *	75,000	2,127,000

Materials — 3.3%
Chemicals — 3.3%
Balchem Corporation	70,000	2,345,700
FMC Corporation	60,000	3,345,600
		5,691,300

Total Common Stocks (Cost $119,058,013)		$143,986,788

EXCHANGE-TRADED FUNDS — 1.3%	Shares	Market Value
SPDR Gold Trust * (Cost $1,901,817)	20,000	$2,146,200

REPURCHASE AGREEMENTS (a) — 0.9%	Face Amount	Market Value
U.S Bank N.A., 0.010%, dated 12/31/09, due 01/04/10, repurchase proceeds: $1,604,042 (Cost $1,604,040)	$1,604,040	$1,604,040

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 13.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.030% (b)	7,933,176	$7,933,176
Federated Treasury Obligations Fund - Institutional Shares, 0.010% (b)	7,933,176	7,933,176
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.000% (b)	7,933,176	7,933,176
Total Money Market Funds (Cost $23,799,528)		$23,799,528

Total Investments at Market Value — 100.5% (Cost $146,363,398)		$171,536,556

Liabilities in Excess of Other Assets — (0.5%)		(902,286)

Net Assets — 100.0%		$170,634,270

*	Non-income producing security.
(a)	Repurchase agreement is fully collateralized by $1,604,040 FNCI Pool 729590, 4.50%, due 07/01/18. The aggregate market value of the collateral at December 31, 2009 was $1,636,173.
(b)	The rate shown is the 7-day effective yield as of December 31, 2009.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

For the year ended December 31, 2009, the Ave Maria Growth Fund (the “Fund”) had a total return of 26.4% compared with 26.5% for the S&P 500 Index.  For the three years ended December 31, 2009, the Fund’s total return was –1.4% annualized compared with -5.6% annualized for the S&P 500 Index.

The top five performing issues in the Fund for 2009 were:
Coach, Inc. (Handbags and Outerwear)	+92.4%
Amphenol Corporation (Cable & Interconnect Systems)	+86.4%
Dionex Corporation (Laboratory Analytics)	+64.7%
Polaris Industries, Inc. (Snowmobiles and All-terrain Vehicles)	+59.2%
Mettler Toledo International, Inc. (Precision Instruments)	+55.8%

The bottom five performing issues were:
Brown & Brown, Inc. (Insurance Broker)	-12.7%
Exxon Mobil Corporation (Integrated Oil & Gas)	-12.6%
Gilead Sciences, Inc. (Biotechnology)	-12.1%
C. R. Bard, Inc. (Healthcare Equipment)	-5.8%
CLARCOR, Inc. (Filtration & Packaging Products)	-1.1%

The Fund is diversified among eight out of eleven economic sectors as follows:
Consumer Staples	8.3%
Consumer Cyclicals	10.4%
Financials	6.6%
Utilities	0.0%
Communications Services	0.0%
Transportation	3.7%
Energy	9.5%
Basic Materials	0.0%
Capital Goods	27.0%
Technology	17.0%
Health Care	17.5%

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY (Continued)

As of December 31, 2009, the Ave Maria Growth Fund was 4-star rated by Morningstar*, placing the Fund’s overall 3-year and 5-year investment performance within the top 32.5% of Morningstar’s Mid-Cap Growth category. The number of Funds in the Mid-Cap Growth category was 727 for the 3-year period and Overal Ranking and 631 for the 5-year period.

Respectfully,
James L. Bashaw, CFA
Portfolio Manager

*
Past performance is no guarantee of future returns. Morningstar Ratings™ are based on risk-adjusted returns.  The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with a fund’s 3, 5, and 10-year (if applicable) Morningstar Rating™ metrics.  For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% one star.

AVE MARIA GROWTH FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2009.

Expense Ratio information as of:	12-31-08 (as disclosed in May 1, 2009 prospectus)	12-31-09
Gross	1.60%	1.61%
Net	1.50%	1.50%

AVE MARIA GROWTH FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2009 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	-1.4%	-5.6%
5 Years	2.2%	0.4%
Since Inception	8.0%	5.1%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2009 (Unaudited)

Shares	Company	Market Value	% of Net Assets
59,900	Dionex Corporation	$4,424,813	3.8%
94,400	Varian Medical Systems, Inc.	4,422,640	3.8%
53,800	Occidental Petroleum Corporation	4,376,630	3.8%
94,200	Amphenol Corporation - Class A	4,350,156	3.8%
118,300	Coach, Inc.	4,321,499	3.7%
81,100	Hewlett-Packard Company	4,177,461	3.6%
55,000	Danaher Corporation	4,136,000	3.6%
107,200	AMETEK, Inc.	4,099,328	3.5%
76,600	Kellogg Company	4,075,120	3.5%
57,700	General Dynamics Corporation	3,933,409	3.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	11.7%
Consumer Staples	8.3%
Energy	9.6%
Financials	6.5%
Health Care	23.7%
Industrials	27.9%
Information Technology	12.1%

Cash Equivalents, Other Assets and Liabilities	0.2%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 99.8%	Shares	Market Value
Consumer Discretionary — 11.7%
Automobiles — 1.0%
Harley-Davidson, Inc.	47,300	$1,191,960

Leisure Equipment & Products — 3.0%
Polaris Industries, Inc.	78,500	3,424,955

Specialty Retail — 4.0%
Bed Bath & Beyond, Inc. *	43,000	1,661,090
Ross Stores, Inc.	69,300	2,959,803
		4,620,893
Textiles, Apparel & Luxury Goods — 3.7%
Coach, Inc.	118,300	4,321,499

Consumer Staples — 8.3%
Food Products — 6.6%
Kellogg Company	76,600	4,075,120
McCormick & Company, Inc.	98,300	3,551,579
		7,626,699
Household Products — 1.7%
Clorox Company (The)	32,000	1,952,000

Energy — 9.6%
Oil, Gas & Consumable Fuels — 9.6%
Exxon Mobil Corporation	41,400	2,823,066
Occidental Petroleum Corporation	53,800	4,376,630
XTO Energy, Inc.	83,125	3,867,806
		11,067,502
Financials — 6.5%
Capital Markets — 4.0%
Eaton Vance Corporation	59,000	1,794,190
SEI Investments Company	163,900	2,871,528
		4,665,718
Insurance — 2.5%
Brown & Brown, Inc.	160,200	2,878,794

Health Care — 23.7%
Biotechnology — 1.8%
Gilead Sciences, Inc. *	48,000	2,077,440

Health Care Equipment & Supplies — 10.7%
Beckman Coulter, Inc.	23,300	1,524,752
C.R. Bard, Inc.	43,800	3,412,020
Stryker Corporation	59,800	3,012,126
Varian Medical Systems, Inc. *	94,400	4,422,640
		12,371,538

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.8% (Continued)	Shares	Market Value
Health Care — 23.7% (Continued)
Health Care Providers & Services — 4.5%
Patterson Companies, Inc. *	55,500	$1,552,890
VCA Antech, Inc. *	145,300	3,620,876
		5,173,766
Life Sciences Tools & Services — 6.7%
Dionex Corporation *	59,900	4,424,813
Mettler-Toledo International, Inc. *	31,900	3,349,181
		7,773,994
Industrials — 27.9%
Aerospace & Defense — 4.1%
General Dynamics Corporation	57,700	3,933,409
Precision Castparts Corporation	3,500	386,225
Rockwell Collins, Inc.	7,000	387,520
		4,707,154
Air Freight & Logistics — 1.5%
Expeditors International of Washington, Inc.	49,100	1,705,243

Commercial Services & Supplies — 3.4%
Rollins, Inc.	202,900	3,911,912

Electrical Equipment — 3.5%
AMETEK, Inc.	107,200	4,099,328

Machinery — 13.1%
CLARCOR, Inc.	56,800	1,842,592
Danaher Corporation	55,000	4,136,000
Donaldson Company, Inc.	61,400	2,611,956
Graco, Inc.	100,200	2,862,714
Toro Company (The)	88,900	3,716,909
		15,170,171
Road & Rail — 2.3%
Landstar System, Inc.	67,500	2,616,975

Information Technology — 12.1%
Communications Equipment — 1.4%
Cisco Systems, Inc. *	66,000	1,580,040

Computers & Peripherals — 3.6%
Hewlett-Packard Company	81,100	4,177,461

Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corporation - Class A	94,200	4,350,156

IT Services — 3.3%
Accenture PLC - Class A	93,600	3,884,400

Total Common Stocks (Cost $105,911,339)		$115,349,598

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.030% (a) (Cost $517,269)	517,269	$517,269

Total Investments at Market Value — 100.2% (Cost $106,428,608)		$115,866,867

Liabilities in Excess of Other Assets — (0.2%)		(240,534)

Net Assets — 100.0%		$115,626,333

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2009.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

The financial markets began 2009 badly, but improved dramatically as the year progressed.  The Ave Maria Rising Dividend Fund (the “Fund”) had a total return of 25.3% for the year ended December 31, 2009 versus 26.5% for the S&P 500 Index and 26.6% for the S&P 500 Dividend Aristocrats Index.

The Fund’s investment performance was helped by energy-related stocks (Halliburton Company, Peabody Energy Corporation and Schlumberger Ltd.), each up more than 50% for the year.  Strong contributions also came from Harley-Davidson, Inc., Avon Products, Inc., and 3M Company. Performance was negatively impacted by R.R. Donnelley & Sons Company, Caterpillar, Inc., Mercury General Corporation, and United Bankshares, Inc.

Standard & Poors described 2009 as the worst year for dividends since they started keeping records in 1955 with 804 companies cutting their dividends.  The Fund had only 5 portfolio companies reduce their dividend, while 28 continued to increase their dividends.  This is gratifying, but not surprising.  In managing the Fund, we select companies partly on the basis of what we consider to be their bullet-proof financial position and consistency of operating profitability.  We are confident that these exceptional companies will continue to prosper and produce above-average, long-term investment results.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund, the S&P 500 Index,
and the S&P 500 Dividend Aristocrats Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2009.

Expense Ratio information as of:	12-31-08 (as disclosed in May 1, 2009 prospectus)	12-31-09
Gross	1.16%	1.11%

AVE MARIA RISING DIVIDEND FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX	S&P 500 DIVIDEND ARISTOCRATS INDEX
2005 (a)	6.7%	8.8%	1.3%
2006	17.9%	15.8%	17.3%
2007	-0.6%	5.5%	-2.1%
2008	-22.8%	-37.0%	-21.9%
2009	25.3%	26.5%	26.6%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2009 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX	S&P 500 DIVIDEND ARISTOCRATS INDEX
3 Years	-1.3%	-5.6%	-1.1%
Since Inception	4.2%	1.2%	3.9%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2009 (Unaudited)

Shares	Company	Market Value	% of Net Assets
80,000	Stryker Corporation	$4,029,600	3.9%
125,000	Halliburton Company	3,761,250	3.6%
125,000	Federated Investors, Inc. - Class B	3,437,500	3.3%
55,000	Procter & Gamble Company (The)	3,334,650	3.2%
40,000	3M Company	3,306,800	3.2%
50,000	Schlumberger Ltd.	3,254,500	3.2%
60,000	Abbott Laboratories	3,239,400	3.2%
100,000	Avon Products, Inc.	3,150,000	3.1%
80,000	Hormel Foods Corporation	3,076,000	3.0%
110,000	Sysco Corporation	3,073,400	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	15.3%
Consumer Staples	15.8%
Energy	11.1%
Financials	11.0%
Health Care	10.5%
Industrials	15.3%
Information Technology	6.2%
Materials	2.0%
Utilities	2.3%

Cash Equivalents, Other Assets and Liabilities	10.5%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 89.5%	Shares	Market Value
Consumer Discretionary — 15.3%
Automobiles — 0.7%
Harley-Davidson, Inc.	30,000	$756,000

Media — 1.4%
John Wiley & Sons, Inc. - Class A	35,000	1,465,800

Multiline Retail — 2.7%
Family Dollar Stores, Inc.	100,000	2,783,000

Specialty Retail — 7.6%
Cato Corporation (The) - Class A	70,000	1,404,200
Home Depot, Inc. (The)	50,000	1,446,500
Ross Stores, Inc.	65,000	2,776,150
Sherwin-Williams Company (The)	35,000	2,157,750
		7,784,600
Textiles, Apparel & Luxury Goods — 2.9%
VF Corporation	40,000	2,929,600

Consumer Staples — 15.8%
Food & Staples Retailing — 3.0%
Sysco Corporation	110,000	3,073,400

Food Products — 6.5%
Hormel Foods Corporation	80,000	3,076,000
Kellogg Company	45,000	2,394,000
Lancaster Colony Corporation	25,000	1,242,500
		6,712,500
Household Products — 3.2%
Procter & Gamble Company (The)	55,000	3,334,650

Personal Products — 3.1%
Avon Products, Inc.	100,000	3,150,000

Energy — 11.1%
Energy Equipment & Services — 6.8%
Halliburton Company	125,000	3,761,250
Schlumberger Ltd.	50,000	3,254,500
		7,015,750
Oil, Gas & Consumable Fuels — 4.3%
Exxon Mobil Corporation	35,000	2,386,650
Peabody Energy Corporation	45,000	2,034,450
		4,421,100

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.5% (Continued)	Shares	Market Value
Financials — 11.0%
Capital Markets — 3.3%
Federated Investors, Inc. - Class B	125,000	$3,437,500

Commercial Banks — 3.2%
BB&T Corporation	30,000	761,100
Comerica, Inc.	30,000	887,100
United Bankshares, Inc.	80,000	1,597,600
		3,245,800
Insurance — 4.5%
Chubb Corporation (The)	45,000	2,213,100
HCC Insurance Holdings, Inc.	85,000	2,377,450
		4,590,550
Health Care — 10.5%
Health Care Equipment & Supplies — 7.3%
DENTSPLY International, Inc.	50,000	1,758,500
Medtronic, Inc.	40,000	1,759,200
Stryker Corporation	80,000	4,029,600
		7,547,300
Pharmaceuticals — 3.2%
Abbott Laboratories	60,000	3,239,400

Industrials — 15.3%
Aerospace & Defense — 5.0%
General Dynamics Corporation	40,000	2,726,800
United Technologies Corporation	35,000	2,429,350
		5,156,150
Electrical Equipment — 2.7%
Emerson Electric Company	65,000	2,769,000

Industrial Conglomerates — 4.5%
3M Company	40,000	3,306,800
Raven Industries, Inc.	40,000	1,270,800
		4,577,600
Machinery — 0.7%
PACCAR, Inc.	20,000	725,400

Trading Companies & Distributors — 2.4%
Fastenal Company	25,000	1,041,000
W.W. Grainger, Inc.	15,000	1,452,450
		2,493,450
Information Technology — 6.2%
IT Services — 3.0%
Paychex, Inc.	100,000	3,064,000

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.5% (Continued)	Shares	Market Value
Information Technology — 6.2% (Continued)
Software — 3.2%
Jack Henry & Associates, Inc.	80,000	$1,849,600
Nintendo Company Ltd. - ADR	50,000	1,491,000
		3,340,600
Materials — 2.0%
Chemicals — 2.0%
RPM International, Inc.	100,000	2,033,000

Utilities — 2.3%
Electric Utilities — 2.3%
FPL Group, Inc.	45,000	2,376,900

Total Common Stocks (Cost $79,914,990)		$92,023,050

MONEY MARKET FUNDS — 10.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.030% (a)	4,885,817	$4,885,817
Federated Treasury Obligations Fund - Institutional Shares, 0.010% (a)	1,515,405	1,515,405
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.000% (a)	4,865,643	4,865,643
Total Money Market Funds (Cost $11,266,865)		$11,266,865

Total Investments at Market Value — 100.4% (Cost $91,181,855)		$103,289,915

Liabilities in Excess of Other Assets — (0.4%)		(428,621)

Net Assets — 100.0%		$102,861,294

 ADR - American Depositary Receipt.

(a)	The rate shown is the 7-day effective yield as of December 31, 2009.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowner:

What a difference a year makes!  Last year at this time, amidst the worst financial crisis since the 1930s, the economy was sharply contracting and stock prices were plunging daily.  The capital markets were in disarray.  Apprehensive consumers and fearful investors were pessimistic about the present and worried about the future.  Some pundits warned the U.S. was on the brink of another Great Depression.    Not surprisingly, petrified stock market participants were aggressively liquidating their equity portfolios.  But guess what?  They should have been buying.  It was the ideal buying point – perhaps the buying opportunity of a lifetime.  History tells us the best investment opportunities often occur at the bleakest moments.  It is our view that wise investors take advantage of the low prices, which accompany bad times, to buy while the masses are selling.

After bottoming in March 2009, the stock market caught fire and ended the year with impressive gains.  For the year ended December 31, 2009, the Ave Maria Opportunity Fund (the “Fund”) gained 40.8%.  For the one-year, three-year, and since inception periods, the Fund has outperformed its primary benchmark the Russell 2000 Index, as well as the S&P 600 SmallCap Index:

	Average Annual Total Return For Periods Ending 12/31/09
	1 year	3 years	Since Inception*
Ave Maria Opportunity Fund	+40.8%	-4.4%	-1.5%
Russell 2000 Index	+27.2%	-6.1%	-3.9%
S&P 600 SmallCap Index	+25.6%	-4.8%	-3.4%

*	May 1, 2006

For the year, the Fund’s biggest gainers included Sparton Corporation +264% (electronic manufacturing services), Signet Jewelers Ltd. +208% (jewelry retailing), Rosetta Resources, Inc. +181% (oil & gas exploration), and Nabors Industries Ltd. +83% (oil & gas drilling).  Holdings which had a negative impact on performance during the year included Endo Pharmaceuticals Holdings, Inc. (specialty pharmaceuticals), Nintendo Company Ltd. (video game hardware & software), and Value Line, Inc. (investment analysis & data services).

After March 2009, the equity markets blazed skyward, as fear and pessimism were replaced by optimism.  Unprecedented government intervention helped avert a complete financial market meltdown.  The U.S. Treasury and Federal Reserve pumped massive amounts of liquidity into the system.  Fear of Great Depression II

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY (Continued)

subsided and the improving economic outlook along with a steadily rising stock market had investors energized and confident by year end.  Heading into 2010, institutional investors on average are quite optimistic.  This high level of bullish sentiment has us somewhat cautious.  As Warren Buffett famously advises, “Be greedy when others are fearful and be fearful when others are greedy.”  In this regard, it’s important to remember that the future rate of return on any investment is related to the price paid.   The higher the price paid, the lower the rate of return will be in the future.  Based solely on today’s higher prices, outsized gains like 2009’s are not likely this year.  Stock prices already reflect a healthy, sustained economic rebound, which may or may not materialize in 2010.

In managing the portfolio, we are emphasizing high quality, cash-rich companies with rock solid balance sheets, which enhance their ability to pay dividends.  Due to the broad-based stock market rally of 2009, it is our view that the number of new, attractive investment opportunities has diminished.  However, we continue to find companies selling well below our estimate of their intrinsic value.  Recent purchases that meet our investment criteria include Lancaster Colony Corporation (specialty food manufacturing), STERIS Corporation (specialty health-care products), and Sysco Corporation (foodservice distribution).  We are excited about the share price appreciation potential of these companies and many others in the Fund.

Thanks for being a shareholder of the Ave Maria Opportunity Fund.

With best regards,
Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Opportunity Fund and the Russell 2000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2009.

Expense Ratio information as of:	12-31-08 (as disclosed in May 1, 2009 prospectus)	12-31-09
Gross	2.32%	2.31%
Net	1.28%	1.25%

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2009 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,000	Sysco Corporation	$698,500	4.1%
25,000	Federated Investors, Inc. - Class B	687,500	4.1%
22,000	Nintendo Company Ltd. - ADR	656,040	3.9%
13,000	Automatic Data Processing, Inc.	556,660	3.3%
4,745	SPDR Gold Trust	509,186	3.0%
10,000	Stryker Corporation	503,700	3.0%
15,000	Forest Laboratories, Inc.	481,650	2.9%
10,000	Varian Medical Systems, Inc.	468,500	2.8%
7,500	Rockwell Collins, Inc.	415,200	2.5%
10,000	Accenture PLC - Class A	415,000	2.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	3.6%
Consumer Staples	6.5%
Energy	15.1%
Financials	14.4%
Health Care	11.4%
Industrials	7.4%
Information Technology	14.3%
Exchange-Traded Funds	3.0%

Cash Equivalents, Other Assets and Liabilities	24.3%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS — 72.7%	Shares	Market Value
Consumer Discretionary — 3.6%
Internet & Catalog Retail — 0.8%
Stamps.com, Inc. *	15,000	$135,000

Specialty Retail — 2.1%
Ross Stores, Inc.	2,000	85,420
Signet Jewelers Ltd. *	10,000	267,200
		352,620
Textiles, Apparel & Luxury Goods — 0.7%
K-Swiss, Inc. - Class A *	11,700	116,298

Consumer Staples — 6.5%
Food & Staples Retailing — 4.1%
Sysco Corporation	25,000	698,500

Food Products — 2.4%
Lancaster Colony Corporation	8,000	397,600

Energy — 15.1%
Energy Equipment & Services — 8.4%
Atwood Oceanics, Inc. *	4,000	143,400
ENSCO International PLC - ADR	6,000	239,640
Nabors Industries Ltd. *	15,000	328,350
National Oilwell Varco, Inc.	2,500	110,225
Patterson-UTI Energy, Inc.	20,000	307,000
Rowan Companies, Inc. *	12,500	283,000
		1,411,615
Oil, Gas & Consumable Fuels — 6.7%
Cimarex Energy Company	3,500	185,395
Exxon Mobil Corporation	3,000	204,570
Rosetta Resources, Inc. *	15,000	298,950
St. Mary Land & Exploration Company	7,500	256,800
XTO Energy, Inc.	4,000	186,120
		1,131,835
Financials — 14.4%
Capital Markets — 5.0%
Federated Investors, Inc. - Class B	25,000	687,500
Investment Technology Group, Inc. *	8,000	157,600
		845,100
Diversified Financial Services — 3.6%
Dun & Bradstreet Corporation (The)	2,000	168,740
Leucadia National Corporation *	13,000	309,270
Morningstar, Inc. *	1,500	72,510
Value Line, Inc.	1,880	47,207
		597,727

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 72.7% (Continued)	Shares	Market Value
Financials — 14.4% (Continued)
Insurance — 5.8%
Alleghany Corporation *	1,174	$324,024
Markel Corporation *	500	170,000
Meadowbrook Insurance Group, Inc.	20,000	148,000
White Mountains Insurance Group Ltd.	1,000	332,660
		974,684
Health Care — 11.4%
Health Care Equipment & Supplies — 7.1%
Kinetic Concepts, Inc. *	4,200	158,130
STERIS Corporation	2,000	55,940
Stryker Corporation	10,000	503,700
Varian Medical Systems, Inc. *	10,000	468,500
		1,186,270
Pharmaceuticals — 4.3%
Endo Pharmaceuticals Holdings, Inc. *	12,000	246,120
Forest Laboratories, Inc. *	15,000	481,650
		727,770
Industrials — 7.4%
Aerospace & Defense — 7.4%
Boeing Company (The)	1,500	81,195
General Dynamics Corporation	3,000	204,510
Northrop Grumman Corporation	5,000	279,250
Rockwell Collins, Inc.	7,500	415,200
Sparton Corporation *	42,115	254,374
		1,234,529
Information Technology — 14.3%
Communications Equipment — 0.9%
Harris Corporation	3,000	142,650

Computers & Peripherals — 0.9%
Teradata Corporation *	5,000	157,150

Electronic Equipment, Instruments & Components — 2.8%
Arrow Electronics, Inc. *	5,000	148,050
Avnet, Inc. *	5,000	150,800
Ingram Micro, Inc. - Class A *	10,000	174,500
		473,350
IT Services — 5.8%
Accenture PLC - Class A	10,000	415,000
Automatic Data Processing, Inc.	13,000	556,660
		971,660
Software — 3.9%
Nintendo Company Ltd. - ADR	22,000	656,040

Total Common Stocks (Cost $9,110,784)		$12,210,398

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 3.0%	Shares	Market Value
SPDR Gold Trust * (Cost $410,954)	4,745	$509,186

REPURCHASE AGREEMENTS (a) — 10.3%	Face Amount	Market Value
U.S. Bank N.A., 0.010%, dated 12/31/09, due 01/04/10, repurchase proceeds: $1,723,118 (Cost $1,723,117)	$1,723,117	$1,723,117

MONEY MARKET FUNDS — 13.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.030% (b)	744,409	$744,409
Federated Treasury Obligations Fund - Institutional Shares, 0.010% (b)	744,408	744,408
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.000% (b)	744,408	744,408
Total Money Market Funds (Cost $2,233,225)		$2,233,225

Total Investments at Market Value — 99.3% (Cost $13,478,080)		$16,675,926

Other Assets in Excess of Liabilities — 0.7%		110,634

Net Assets — 100.0%		$16,786,560

ADR - American Depositary Receipt.

*	Non-income producing security.
(a)	Repurchase agreement is fully collateralized by $1,723,117 FNCI Pool 729590, 4.50%, due 07/01/18. The aggregate market value of the collateral at December 31, 2009 was $1,757,781.
(b)	The rate shown is the 7-day effective yield as of December 31, 2009.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

2009 was a good year for the Ave Maria Bond Fund (the “Fund”).  The total return for Class R shares of the Fund for the year ended December 31, 2009 was 10.2% versus 5.2% for the Barclays Capital U.S. Intermediate Government/Credit Index.

In many respects, 2009 was the unwinding of 2008.  In 2008, U.S. Treasuries did well in a period of extreme market turmoil, as investors stampeded into the very highest quality debt instruments.  Because of their very low credit risk, the prices were pushed so high that the yield on the ten-year Treasury was a paltry 2.3% at the start of 2009.   In the midst of the panic, the yield on 30-day T-bills was actually negative.  As the credit markets stabilized during 2009, many investors regained confidence and sold their Treasuries to purchase corporate bonds which offered significantly higher yields.  This had the effect of driving Treasury prices down and pushing the prices of virtually everything else up.  So in 2009, Treasuries underperformed other fixed-income assets.

In our shareholder letter of last year, we expressed the view that U.S. Treasury prices were bid up to dangerously high levels.  Consistent with that view, we sharply reduced the Fund’s position in Treasuries, and increased the Fund’s holdings of corporate bonds and carefully selected equities.  This proved providential in 2009 and added significantly to the Fund’s performance.  Important contributions to performance came from Treasury Inflation Protected Securities (TIPs).  A number of individual U.S. Treasury issues also added to positive results.  Performance was hampered modestly by selected intermediate maturity corporate bonds.

With credit spreads now tight, the credit panic has passed.  Today, we see inflation as the most serious menace facing investors.    Massive government intervention to stimulate the economy and stabilize the financial markets, together with a plethora of new government programs, will likely result in higher taxes and higher inflation.  The almost certain result of higher inflation will be higher interest rates.  We have positioned the holdings in the Fund for this threat by shortening the average bond maturity in the portfolio and holding a significant position in TIPs.  We also continue to selectively purchase corporate bonds and high quality common stocks (up to 20% of the Fund’s portfolio).

A year ago investors’ concerns seemed to emanate from what was happening on Wall Street.  Now the major concerns seem to be focused on what’s coming out of Washington.  With broad regulatory changes in play and a massive new entitlement program pending, the stakes are high.  We have serious reservations about the long-term economic consequences of a number of these potential changes.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY (Continued)

Notwithstanding, we are confident that the Fund is positioned to achieve a favorable return consistent with a prudent level of risk while continuing to meet the moral mandates as established by the Ave Maria Catholic Advisory Board.  We appreciate your continued participation in the Ave Maria Bond Fund.

With best regards,
Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Barclays Capital U.S.
Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2009.

Class R Expense Ratio information as of:	12-31-08 (as disclosed in May 1, 2009 prospectus)	12-31-09
Gross	0.92%	0.93%
Net	0.71%	0.66%

Class I Expense Ratio information as of:	12-31-08 (as disclosed in May 1, 2009 prospectus)	12-31-09
Gross	0.71%	0.70%
Net	0.41%	0.40%

AVE MARIA BOND FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND CLASS I	AVE MARIA BOND FUND CLASS R	BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
2003 (a)	2.6%	2.4%	1.9%
2004	5.5%	5.1%	3.0%
2005	1.8%	1.4%	1.6%
2006	6.2%	6.0%	4.1%
2007	5.1%	4.8%	7.4%
2008	0.4%	0.3%	5.1%
2009	10.4%	10.2%	5.2%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2009 (Unaudited)

	AVE MARIA BOND FUND CLASS I	AVE MARIA BOND FUND CLASS R	BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
3 Years	5.3%	5.0%	5.9%
5 Years	4.7%	4.5%	4.7%
Since Inception	4.8%	4.5%	4.2%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
December 31, 2009 (Unaudited)

Par Value	Holding	Market Value	% of Net Assets
$4,000,000	U.S. Treasury Notes, 0.750%, due 11/30/11	$3,973,908	7.3%
2,140,820	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,331,319	4.3%
1,500,000	Private Export Funding Corporation, 5.685%, due 05/15/12	1,644,882	3.0%
1,500,000	U.S. Treasury Notes, 2.375%, due 08/31/14	1,488,984	2.7%
1,043,010	U.S. Treasury Inflation-Protected Notes, 2.625%, due 07/15/17	1,147,067	2.1%
1,000,000	Hewlett-Packard Company, 6.125%, due 03/01/14	1,117,387	2.0%
1,000,000	Praxair, Inc., 6.375%, due 04/01/12	1,098,857	2.0%
1,000,000	Southern Power Company, 6.250%, due 07/15/12	1,089,021	2.0%
1,000,000	PPG Industries, Inc., 6.650%, due 03/15/18	1,088,548	2.0%
1,000,000	Cooper US, Inc., 5.450%, due 04/01/15	1,078,254	2.0%
*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. GOVERNMENT & AGENCY OBLIGATIONS
U.S. Treasuries	18.2%
U.S. Government Agencies	15.0%

CORPORATE BONDS
Sector
Consumer Discretionary	6.7%
Consumer Staples	5.1%
Energy	3.9%
Financials	6.8%
Industrials	7.7%
Information Technology	4.1%
Materials	4.0%
Telecommunication Services	2.1%
Utilities	3.9%

COMMON STOCKS
Sector
Consumer Discretionary	4.0%
Consumer Staples	3.5%
Financials	3.4%
Health Care	0.8%
Industrials	2.7%
Information Technology	1.1%
Materials	0.8%
Utilities	3.1%

Cash Equivalents, Other Assets and Liabilities	3.1%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2009

U.S. TREASURY OBLIGATIONS — 18.2%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 6.4%
2.500%, due 07/15/16	$2,140,820	$2,331,319
2.625%, due 07/15/17	1,043,010	1,147,067
		3,478,386
U.S. Treasury Notes — 11.8%
1.750%, due 11/15/11	1,000,000	1,012,617
0.750%, due 11/30/11	4,000,000	3,973,908
2.375%, due 08/31/14	1,500,000	1,488,984
		6,475,509

Total U.S. Treasury Obligations (Cost $9,722,069)		$9,953,895

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 15.0%	Par Value	Market Value
Federal Farm Credit Bank — 5.9%
4.480%, due 08/24/12	$1,000,000	$1,071,008
4.600%, due 12/27/12	1,000,000	1,077,452
4.500%, due 01/22/15	1,000,000	1,067,162
		3,215,622
Federal Home Loan Bank — 5.1%
5.000%, due 09/01/10	1,000,000	1,029,194
2.650%, due 08/12/13	750,000	753,059
4.050%, due 11/26/13	500,000	514,299
3.740%, due 02/06/14	500,000	520,090
		2,816,642
Private Export Funding Corporation — 4.0%
5.685%, due 05/15/12	1,500,000	1,644,882
3.550%, due 04/15/13	500,000	522,727
		2,167,609

Total U.S. Government & Agency Obligations (Cost $7,923,406)		$8,199,873

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 44.3%	Par Value	Market Value
Consumer Discretionary — 6.7%
Home Depot, Inc. (The), 5.400%, due 03/01/16	$1,000,000	$1,046,860
Johnson Controls, Inc., 5.500%, due 01/15/16	500,000	508,537
Lowe’s Companies, Inc., 5.000%, due 10/15/15	500,000	541,446
McGraw-Hill Companies, Inc. (The), 5.375%, due 11/15/12	500,000	529,243
Stanley Works (The), 5.000%, due 03/15/10	1,000,000	1,006,168
		3,632,254
Consumer Staples — 5.1%
Avon Products, Inc., 5.625%, due 03/01/14	500,000	544,949
Hormel Foods Corporation, 6.625%, due 06/01/11	600,000	641,888
Kraft Foods, Inc., 6.000%, due 02/11/13	500,000	536,204
Sysco Corporation, 4.200%, due 02/12/13	1,000,000	1,046,153
		2,769,194
Energy — 3.9%
Apache Corporation, 5.625%, due 01/15/17	1,000,000	1,065,991
Halliburton Company, 5.500%, due 10/15/10	1,000,000	1,040,686
		2,106,677
Financials — 6.8%
BB&T Corporation, 4.750%, due 10/01/12	1,000,000	1,041,012
Burlington Resources Financial Company, 6.500%, due 12/01/11	500,000	547,228
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,049,710
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,062,068
		3,700,018
Industrials — 7.7%
Cooper US, Inc., 5.450%, due 04/01/15	1,000,000	1,078,254
Dover Corporation, 6.500%, due 02/15/11	1,000,000	1,056,419
Eaton Corporation, 4.900%, due 05/15/13	500,000	529,084
R.R. Donnelley & Sons Company, 4.950%, due 05/15/10	500,000	503,570
United Technologies Corporation, 6.350%, due 03/01/11	1,000,000	1,059,872
		4,227,199
Information Technology — 4.1%
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,117,387
International Business Machines Corporation, 4.750%, due 11/29/12	500,000	537,172
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	571,380
		2,225,939
Materials — 4.0%
PPG Industries, Inc., 6.650%, due 03/15/18	1,000,000	1,088,548
Praxair, Inc., 6.375%, due 04/01/12	1,000,000	1,098,857
		2,187,405

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 44.3% (Continued)	Par Value	Market Value
Telecommunication Services — 2.1%
Verizon Communications, Inc., 4.350%, due 02/15/13	$500,000	$523,011
Verizon Communications, Inc., 4.900%, due 09/15/15	600,000	636,839
		1,159,850
Utilities — 3.9%
FPL Group Capital, Inc., 5.625%, due 09/01/11	1,000,000	1,063,728
Southern Power Company, 6.250%, due 07/15/12	1,000,000	1,089,021
		2,152,749

Total Corporate Bonds (Cost $23,428,716)		$24,161,285

COMMON STOCKS — 19.4%	Shares	Market Value
Consumer Discretionary — 4.0%
Distributors — 1.0%
Genuine Parts Company	15,000	$569,400

Specialty Retail — 1.9%
Cato Corporation (The) - Class A	10,000	200,600
Home Depot, Inc. (The)	16,000	462,880
Sherwin-Williams Company (The)	6,000	369,900
		1,033,380
Textiles, Apparel & Luxury Goods — 1.1%
VF Corporation	8,000	585,920

Consumer Staples — 3.5%
Food & Staples Retailing — 1.3%
Sysco Corporation	25,000	698,500

Household Products — 1.3%
Procter & Gamble Company (The)	12,000	727,560
Personal Products — 0.9%
Avon Products, Inc.	15,000	472,500

Financials — 3.4%
Capital Markets — 1.5%
Federated Investors, Inc. - Class B	30,000	825,000

Commercial Banks — 1.4%
BB&T Corporation	10,000	253,700
United Bankshares, Inc.	25,000	499,250
		752,950
Insurance — 0.5%
Chubb Corporation (The)	6,000	295,080

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 19.4% (Continued)	Shares	Market Value
Health Care — 0.8%
Pharmaceuticals — 0.8%
Abbott Laboratories	8,000	$431,920

Industrials — 2.7%
Electrical Equipment — 1.2%
Emerson Electric Company	15,000	639,000

Industrial Conglomerates — 1.5%
3M Company	10,000	826,700

Information Technology — 1.1%
IT Services — 1.1%
Paychex, Inc.	20,000	612,800

Materials — 0.8%
Chemicals — 0.8%
RPM International, Inc.	20,000	406,600

Utilities — 3.1%
Electric Utilities — 2.0%
FPL Group, Inc.	10,000	528,200
Southern Company (The)	17,000	566,440
		1,094,640
Multi-Utilities — 1.1%
NSTAR	16,000	588,800

Total Common Stocks (Cost $9,189,881)		$10,560,750

MONEY MARKET FUNDS — 2.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.030% (a) (Cost $1,565,353)	1,565,353	$1,565,353

Total Investments at Market Value — 99.8% (Cost $51,829,425)		$54,441,156

Other Assets in Excess of Liabilities — 0.2%		103,584

Net Assets — 100.0%		$54,544,740

(a)	The rate shown is the 7-day effective yield as of December 31, 2009.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$144,759,358	$106,428,608	$91,181,855	$11,754,963	$51,829,425
At market value (Note 1)	$169,932,516	$115,866,867	$103,289,915	$14,952,809	$54,441,156
Repurchase agreements (Note 1)	1,604,040	—	—	1,723,117	—
Receivable for capital shares sold	98,333	67,202	67,895	117,560	30,768
Receivable for investment securities sold	1,067,747	—	502,497	46,488	—
Dividends and interest receivable	114,490	103,550	126,303	12,716	543,185
Other assets	22,118	18,676	18,414	8,370	13,963
TOTAL ASSETS	172,839,244	116,056,295	104,005,024	16,861,060	55,029,072

LIABILITIES
Payable for investment securities purchased	1,651,410	—	724,635	—	—
Payable for capital shares redeemed	52,148	104,124	187,135	41,015	415,694
Payable to Adviser (Note 2)	413,817	273,487	193,232	18,318	15,669
Payable to administrator (Note 2)	21,200	14,400	12,900	4,000	4,600
Accrued distribution fees (Note 2)	29,623	10,757	—	—	30,358
Other accrued expenses	36,776	27,194	25,828	11,167	18,011
TOTAL LIABILITIES	2,204,974	429,962	1,143,730	74,500	484,332

NET ASSETS	$170,634,270	$115,626,333	$102,861,294	$16,786,560	$54,544,740

NET ASSETS CONSIST OF:
Paid-in capital	$177,459,695	$108,629,716	$102,437,926	$18,310,102	$52,873,202
Undistributed net investment income	22,829	—	15,986	—	289
Accumulated net realized losses from security transactions	(32,021,412)	(2,441,642)	(11,700,678)	(4,721,388)	(940,482)
Net unrealized appreciation on investments	25,173,158	9,438,259	12,108,060	3,197,846	2,611,731

NET ASSETS	$170,634,270	$115,626,333	$102,861,294	$16,786,560	$54,544,740
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,519,769	7,112,601	9,551,776	1,842,706
Net asset value, offering price and redemption price per share (Note 1)	$13.63	$16.26	$10.77	$9.11

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares					$2,756,913
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)					262,768
Net asset value, offering price and redemption price per share (Note 1)					$10.49

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares					$51,787,827
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value					4,942,432
Net asset value, offering price and redemption price per share (Note 1)					$10.48

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$2,237,297	$1,276,758	$2,091,514	$125,191	$364,209
Foreign withholding taxes on dividends	(1,121)	—	(2,022)	(1,011)	—
Interest	47	—	1	71	1,386,684
TOTAL INCOME	2,236,223	1,276,758	2,089,493	124,251	1,750,893

EXPENSES
Investment advisory fees (Note 2)	1,423,043	949,609	619,022	124,388	147,258
Shareholder servicing fees (Note 2)	355,759	237,401	—	—	—
Shareholder servicing fees - Class R (Note 2)	—	—	—	—	112,220
Administration, accounting and transfer agent fees (Note 2)	213,535	142,470	123,930	48,000	50,344
Legal and audit fees	51,641	41,296	39,209	24,367	30,900
Postage and supplies	66,047	47,572	35,498	14,232	20,690
Trustees’ fees and expenses	29,346	29,346	29,346	29,346	29,346
Registration fees - Common	13,086	25,841	24,060	19,102	14,890
Registration fees - Class I	—	—	—	—	1,158
Registration fees - Class R	—	—	—	—	7,620
Custodian and bank service fees	15,658	11,062	11,648	7,888	6,155
Insurance expense	15,207	9,463	7,452	1,626	4,916
Advisory board fees and expenses	5,667	5,667	5,667	5,667	5,667
Compliance service fees (Note 2)	8,629	5,778	5,057	774	3,009
Other expenses	27,839	20,057	18,919	12,701	14,033
TOTAL EXPENSES	2,225,457	1,525,562	919,808	288,091	448,206
Less fee reductions and/or expense reimbursements by the Adviser (Note 2):
Common	(90,895)	(101,151)	—	(132,606)	(134,568)
Class I	—	—	—	—	(1,158)
NET EXPENSES	2,134,562	1,424,411	919,808	155,485	312,480

NET INVESTMENT INCOME/(LOSS)	101,661	(147,653)	1,169,685	(31,234)	1,438,413

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses) from security transactions	(26,952,403)	(2,247,782)	(7,446,166)	460,366	(867,627)
Net change in unrealized appreciation/(depreciation) on investments	73,480,417	26,107,379	26,648,284	3,818,418	4,337,523

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	46,528,014	23,859,597	19,202,118	4,278,784	3,469,896

NET INCREASE IN NET ASSETS FROM OPERATIONS	$46,629,675	$23,711,944	$20,371,803	$4,247,550	$4,908,309

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS
Net investment income/(loss)	$101,661	$(57,925)
Net realized losses from security transactions	(26,952,403)	(4,633,168)
Net increase from payment by Adviser due to the disposal of investments in violation of investment restrictions (Note 2)	—	71,643
Net change in unrealized appreciation/(depreciation) on investments	73,480,417	(79,456,983)
Net increase/(decrease) in net assets from operations	46,629,675	(84,076,433)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(78,832)	—
From net realized gains on investments	—	(153,313)
Decrease in net assets from distributions to shareholders	(78,832)	(153,313)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,706,350	18,369,650
Reinvestment of distributions to shareholders	71,637	142,924
Payments for shares redeemed	(26,508,258)	(48,664,576)
Net decrease in net assets from capital share transactions	(8,730,271)	(30,152,002)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	37,820,572	(114,381,748)

NET ASSETS
Beginning of year	132,813,698	247,195,446
End of year	$170,634,270	$132,813,698

UNDISTRIBUTED NET INVESTMENT INCOME	$22,829	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,597,482	1,362,273
Shares issued in reinvestment of distributions to shareholders	5,221	10,115
Shares redeemed	(2,490,518)	(3,706,955)
Net decrease in shares outstanding	(887,815)	(2,334,567)
Shares outstanding, beginning of year	13,407,584	15,742,151
Shares outstanding, end of year	12,519,769	13,407,584

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS
Net investment loss	$(147,653)	$(364,421)
Net realized losses from security transactions	(2,247,782)	(193,860)
Net change in unrealized appreciation/(depreciation) on investments	26,107,379	(38,479,379)
Net increase/(decrease) in net assets from operations	23,711,944	(39,037,660)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,840,519	33,334,414
Payments for shares redeemed	(18,837,145)	(27,123,013)
Net increase in net assets from capital share transactions	8,003,374	6,211,401

TOTAL INCREASE/(DECREASE) IN NET ASSETS	31,715,318	(32,826,259)

NET ASSETS
Beginning of year	83,911,015	116,737,274
End of year	$115,626,333	$83,911,015

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,011,419	2,116,103
Shares redeemed	(1,424,147)	(1,753,216)
Net increase in shares outstanding	587,272	362,887
Shares outstanding, beginning of year	6,525,329	6,162,442
Shares outstanding, end of year	7,112,601	6,525,329

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS
Net investment income	$1,169,685	$1,051,609
Net realized losses from security transactions	(7,446,166)	(4,231,278)
Net change in unrealized appreciation/(depreciation) on investments	26,648,284	(15,273,537)
Net increase/(decrease) in net assets from operations	20,371,803	(18,453,206)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,175,419)	(1,048,615)
From net realized gains on investments	—	(528,113)
Decrease in net assets from distributions to shareholders	(1,175,419)	(1,576,728)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	34,004,905	22,389,244
Reinvestment of distributions to shareholders	902,904	1,171,143
Payments for shares redeemed	(18,344,942)	(19,170,935)
Net increase in net assets from capital share transactions	16,562,867	4,389,452

TOTAL INCREASE/(DECREASE) IN NET ASSETS	35,759,251	(15,640,482)

NET ASSETS
Beginning of year	67,102,043	82,742,525
End of year	$102,861,294	$67,102,043

UNDISTRIBUTED NET INVESTMENT INCOME	$15,986	$21,707

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,739,324	2,208,872
Shares issued in reinvestment of distributions to shareholders	98,164	114,033
Shares redeemed	(1,979,482)	(1,796,967)
Net increase in shares outstanding	1,858,006	525,938
Shares outstanding, beginning of year	7,693,770	7,167,832
Shares outstanding, end of year	9,551,776	7,693,770

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS
Net investment income/(loss)	$(31,234)	$39,009
Net realized gains/(losses) from security transactions	460,366	(4,387,342)
Net change in unrealized appreciation/(depreciation) on investments	3,818,418	(458,586)
Net increase/(decrease) in net assets from operations	4,247,550	(4,806,919)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(38,915)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,802,984	4,469,008
Reinvestment of distributions to shareholders	—	28,483
Payments for shares redeemed	(4,123,128)	(7,955,976)
Net increase/(decrease) in net assets from capital share transactions	2,679,856	(3,458,485)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	6,927,406	(8,304,319)

NET ASSETS
Beginning of year	9,859,154	18,163,473
End of year	$16,786,560	$9,859,154

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$94

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	876,955	533,134
Shares issued in reinvestment of distributions to shareholders	—	4,501
Shares redeemed	(559,180)	(909,010)
Net increase/(decrease) in shares outstanding	317,775	(371,375)
Shares outstanding, beginning of year	1,524,931	1,896,306
Shares outstanding, end of year	1,842,706	1,524,931

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS
Net investment income	$1,438,413	$1,746,107
Net realized losses from security transactions	(867,627)	(72,855)
Net change in unrealized appreciation/(depreciation) on investments	4,337,523	(1,831,706)
Net increase/(decrease) in net assets from operations	4,908,309	(158,454)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class I	(129,497)	(299,506)
From net investment income, Class R	(1,311,992)	(1,442,217)
From net realized gains on investments, Class I	—	(8)
From net realized gains on investments, Class R	—	(56)
Decrease in net assets from distributions to shareholders	(1,441,489)	(1,741,787)

FROM CAPITAL SHARE TRANSACTIONS
CLASS I
Proceeds from shares sold	160,000	285,969
Payments for shares redeemed	(3,000,000)	(4,674,138)
Net decrease in net assets from Class I capital share transactions	(2,840,000)	(4,388,169)

CLASS R
Proceeds from shares sold	18,755,472	17,577,292
Reinvestment of distributions to shareholders	1,154,469	1,180,871
Payments for shares redeemed	(9,448,338)	(13,110,054)
Net increase in net assets from Class R capital share transactions	10,461,603	5,648,109

TOTAL INCREASE/(DECREASE) IN NET ASSETS	11,088,423	(640,301)

NET ASSETS
Beginning of year	43,456,317	44,096,618
End of year	$54,544,740	$43,456,317

UNDISTRIBUTED NET INVESTMENT INCOME	$289	$3,365

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS I
Shares sold	15,355	29,479
Shares redeemed	(295,342)	(465,227)
Net decrease in shares outstanding	(279,987)	(435,748)
Shares outstanding, beginning of year	542,755	978,503
Shares outstanding, end of year	262,768	542,755

CLASS R
Shares sold	1,873,729	1,741,662
Shares issued in reinvestment of distributions to shareholders	114,465	118,040
Shares redeemed	(941,361)	(1,340,176)
Net increase in shares outstanding	1,046,833	519,526
Shares outstanding, beginning of year	3,895,599	3,376,073
Shares outstanding, end of year	4,942,432	3,895,599

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of year	$9.91	$15.70		$16.50		$15.06	$14.62

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.00	)(a)	0.00	(a)	(0.04)	(0.04)
Net realized and unrealized gains/(losses) on investments	3.72	(5.78)		(0.67)		2.18	0.89
Total from investment operations	3.73	(5.78)		(0.67)		2.14	0.85

Less distributions:
From net investment income	(0.01)	—		(0.00	)(a)	—	—
From net realized gains on investments	—	(0.01)		(0.13)		(0.70)	(0.41)
Total distributions	(0.01)	(0.01)		(0.13)		(0.70)	(0.41)

Net asset value at end of year	$13.63	$9.91		$15.70		$16.50	$15.06

Total return (b)	37.6%	(36.8%	)(c)	(4.0%	)(c)	14.2%	5.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$170,634	$132,814		$247,195		$258,012	$246,375

Ratio of net expenses to average net assets (d)	1.50%	1.50%		1.50%		1.50%	1.50%

Ratio of net investment income/(loss) to average net assets	0.07%	(0.03%	)	0.03%		(0.23% )	(0.28% )

Portfolio turnover rate	58%	53%		52%		59%	61%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively (Note 2).

(d)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.56%, 1.54%, 1.52% and 1.51% for the years ended December 31, 2009, 2008, 2006 and 2005, respectively.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of year	$12.86		$18.94	$17.22	$15.00	$14.99

Income/(loss) from investment operations:
Net investment loss	(0.02)		(0.06)	(0.09)	(0.04)	(0.05)
Net realized and unrealized gains/(losses) on investments	3.42		(6.02)	2.09	2.40	0.10
Total from investment operations	3.40		(6.08)	2.00	2.36	0.05

Less distributions:
From net realized gains on investments	—		—	(0.28)	(0.14)	(0.04)

Net asset value at end of year	$16.26		$12.86	$18.94	$17.22	$15.00

Total return (a)	26.4%		(32.1% )	11.6%	15.8%	0.3%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$115,626		$83,911	$116,737	$85,211	$63,561

Ratio of net expenses to average net assets (b)	1.50%		1.50%	1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets	(0.16%	)	(0.35% )	(0.55% )	(0.30% )	(0.34% )

Portfolio turnover rate	9%		22%	9%	13%	29%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.61%, 1.60%, 1.56%, 1.62% and 1.64% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value at beginning of period	$8.72	$11.54	$12.08	$10.59	$10.00

Income/(loss) from investment operations:
Net investment income	0.13	0.15	0.16	0.14	0.08
Net realized and unrealized gains/(losses) on investments	2.05	(2.74)	(0.22)	1.75	0.59
Total from investment operations	2.18	(2.59)	(0.06)	1.89	0.67

Less distributions:
From net investment income	(0.13)	(0.15)	(0.16)	(0.14)	(0.08)
From net realized gains on investments	—	(0.08)	(0.32)	(0.26)	(0.00	)(b)
Total distributions	(0.13)	(0.23)	(0.48)	(0.40)	(0.08)

Net asset value at end of period	$10.77	$8.72	$11.54	$12.08	$10.59

Total return (c)	25.3%	(22.8% )	(0.6% )	17.9% %	6.7%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$102,861	$67,102	$82,743	$35,051	$25,243

Ratio of net expenses to average net assets (e)	1.11%	1.15%	1.14%	1.25%	1.24%	(f)

Ratio of net investment income to average net assets	1.42%	1.41%	1.26%	1.23%	1.19%	(f)

Portfolio turnover rate	63%	39%	41%	65%	21%	(f)

(a)	Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.
(f)	Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$6.47		$9.58	$10.55	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		0.03	0.07	0.06
Net realized and unrealized gains/(losses) on investments	2.66		(3.11)	(0.97)	0.77
Total from investment operations	2.64		(3.08)	(0.90)	0.83

Less distributions:
From net investment income	—		(0.03)	(0.07)	(0.06)
From net realized gains on investments	—		—	—	(0.22)
Total distributions	—		(0.03)	(0.07)	(0.28)

Net asset value at end of period	$9.11		$6.47	$9.58	$10.55

Total return (b)	40.8%		(32.2% )	(8.5% )	8.3%	(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$16,787		$9,859	$18,163	$17,714

Ratio of net expenses to average net assets (d)	1.25%		1.25%	1.25%	1.24%	(e)

Ratio of net investment income/(loss) to average net assets	(0.25%	)	0.29%	0.66%	0.84%	(e)

Portfolio turnover rate	113%		276%	126%	102%	(e)

(a)	Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.31%, 2.29%, 1.80% and 1.90%(e) for the periods ended December 31, 2009, 2008, 2007 and 2006, respectively.

(e)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS I
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of year	$9.80	$10.14		$10.26	$10.10	$10.29

Income/(loss) from investment operations:
Net investment income	0.32	0.38		0.41	0.38	0.33
Net realized and unrealized gains/(losses) on investments	0.69	(0.34)		0.11	0.23	(0.15)
Total from investment operations	1.01	0.04		0.52	0.61	0.18

Less distributions:
From net investment income	(0.32)	(0.38)		(0.41)	(0.38)	(0.33)
From net realized gains on investments	—	(0.00	)(a)	(0.23)	(0.07)	(0.04)
Total distributions	(0.32)	(0.38)		(0.64)	(0.45)	(0.37)

Net asset value at end of year	$10.49	$9.80		$10.14	$10.26	$10.10

Total return (b)	10.4%	0.4%		5.1%	6.2%	1.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$2,757	$5,321		$9,919	$17,880	$48,115

Ratio of net expenses to average net assets (c)	0.40%	0.40%		0.37%	0.30%	0.30%

Ratio of net investment income to average net assets	3.16%	3.85%		3.96%	3.67%	3.32%

Portfolio turnover rate	27%	63%		45%	21%	22%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.70%, 0.70%, 0.68%, 0.65% and 0.61% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS R
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2009	2008		2007	2006	2005
Net asset value at beginning of year	$9.79	$10.12		$10.25	$10.08	$10.28

Income/(loss) from investment operations:
Net investment income	0.29	0.36		0.38	0.35	0.30
Net realized and unrealized gains/(losses) on investments	0.69	(0.33)		0.10	0.24	(0.16)
Total from investment operations	0.98	0.03		0.48	0.59	0.14

Less distributions:
From net investment income	(0.29)	(0.36)		(0.38)	(0.35)	(0.30)
From net realized gains on investments	—	(0.00	)(a)	(0.23)	(0.07)	(0.04)
Total distributions	(0.29)	(0.36)		(0.61)	(0.42)	(0.34)

Net asset value at end of year	$10.48	$9.79		$10.12	$10.25	$10.08

Total return (b)	10.2%	0.3%		4.8%	6.0%	1.4%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$51,788	$38,136		$34,178	$23,382	$16,839

Ratio of net expenses to average net assets (c)	0.66%	0.62%		0.65%	0.60%	0.61%

Ratio of net investment income to average net assets	2.90%	3.63%		3.69%	3.37%	3.01%

Portfolio turnover rate	27%	63%		45%	21%	22%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.93%, 0.91%, 0.96%, 0.94% and 0.92% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

1.   Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.  The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001.  The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.  The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.  The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.   The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.  See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

The Ave Maria Bond Fund offers two classes of shares:  Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares).  Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (1) Class R bears the expenses of higher distribution fees; (2) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require an initial investment of $10 million.  Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Shares of each Fund are sold at net asset value.  To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding.  The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price.  Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.  Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs

•  Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009 by security type:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$143,986,788	$—	$—	$143,986,788
Exchange-Traded Funds	2,146,200	—	—	2,146,200
Repurchase Agreements	—	1,604,040	—	1,604,040
Money Market Funds	23,799,528	—	—	23,799,528
Total	$169,932,516	$1,604,040	$—	$171,536,556

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$115,349,598	$—	$—	$115,349,598
Money Market Funds	517,269	—	—	517,269
Total	$115,866,867	$—	$—	$115,866,867

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$92,023,050	$—	$—	$92,023,050
Money Market Funds	11,266,865	—	—	11,266,865
Total	$103,289,915	$—	$—	$103,289,915

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$12,210,398	$—	$—	$12,210,398
Exchange-Traded Funds	509,186	—	—	509,186
Repurchase Agreements	—	1,723,117	—	1,723,117
Money Market Funds	2,233,225	—	—	2,233,225
Total	$14,952,809	$1,723,117	$—	$16,675,926

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$10,560,750	$—	$—	$10,560,750
Corporate Bonds	—	24,161,285	—	24,161,285
U.S. Treasury Obligations	—	9,953,895	—	9,953,895
U.S. Government & Agency Obligations	—	8,199,873	—	8,199,873
Money Market Funds	1,565,353	—	—	1,565,353
Total	$12,126,103	$42,315,053	$—	$54,441,156

Refer to each respective Fund’s Schedule of Investments for a summary of the Level 1 inputs by security type and industry type.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2009:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund
Undistributed ordinary income	$22,829	$—	$15,986	$—	$289
Capital loss carryforwards	(31,119,878)	(2,264,003)	(11,389,971)	(4,699,582)	(940,482)
Net unrealized appreciation	24,271,624	9,260,620	11,797,353	3,176,040	2,611,731
Total distributable earnings/(deficit)	$(6,825,425)	$6,996,617	$423,368	$(1,523,542)	$1,671,538

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2009, the Ave Maria Rising Dividend Fund had a capital loss carryforward acquired in a tax-free merger with another mutual fund of $5,488, which expires September 30, 2010.  As of December 31, 2009, the Funds had the following additional capital loss carryforwards for federal income tax purposes:

Expires December 31,	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund
2015	$—	$—	$—	$328,932	$—
2016	1,636,432	16,221	4,221,818	4,370,650	45,002
2017	29,483,446	2,247,782	7,162,665	—	895,480
	$31,119,878	$2,264,003	$11,384,483	$4,699,582	$940,482

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2009, the Ave Maria Opportunity Fund utilized $448,332 of capital loss carryforwards to offset current year realized gains.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2009:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$29,837,717	$17,546,478	$14,069,199	$3,263,609	$2,859,558
Gross unrealized depreciation	(5,566,093)	(8,285,858)	(2,271,846)	(87,569)	(247,827)
Net unrealized appreciation	$24,271,624	$9,260,620	$11,797,353	$3,176,040	$2,611,731
Federal income tax cost	$145,660,892	$106,606,247	$91,492,562	$11,776,769	$51,829,425

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended December 31, 2009, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund reclassified $147,653 and $31,140, respectively, of net investment loss against paid-in capital.  In addition, the Ave Maria Rising Dividend Fund reclassified $108,803 of accumulated net realized losses and $13 of net investment income against paid-in capital due to the expiration of capital loss carryforwards and expenses that were non-deductible for tax purposes, respectively. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and the income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through December 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recognized on the accrual basis.  Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund.  Each Fund expects to distribute any net realized capital gains annually.  Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
December 31, 2009	$78,832	$—	$78,832
December 31, 2008	$—	$153,313	$153,313
Ave Maria Rising Dividend Fund:
December 31, 2009	$1,175,419	$—	$1,175,419
December 31, 2008	$1,559,096	$17,632	$1,576,728
Ave Maria Opportunity Fund:
December 31, 2009	$—	$—	$—
December 31, 2008	$38,915	$—	$38,915
Ave Maria Bond Fund - Class I:
December 31, 2009	$129,497	$—	$129,497
December 31, 2008	$299,506	$8	$299,514
Ave Maria Bond Fund - Class R:
December 31, 2009	$1,311,992	$—	$1,311,992
December 31, 2008	$1,442,217	$56	$1,442,273

There were no distributions to shareholders by the Ave Maria Growth Fund during the years ended December 31, 2009 and December 31, 2008.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.  Investment Advisory Agreements and Transactions with Related Parties

The President and Chairman of the Board of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”).  Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds.  For such services, the Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2011 so that: the net expenses of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of Class R and Class I shares of the Ave Maria Bond Fund do not exceed 0.70% and 0.40%, respectively, of average daily net assets. For the year ended December 31, 2009, the Adviser reduced its investment advisory fees by $90,895 with

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

respect to the Ave Maria Catholic Values Fund; reduced its investment advisory fees by $101,151 with respect to the Ave Maria Growth Fund; reduced its investment advisory fees by $124,388 and reimbursed $8,218 of other operating expenses with respect to the Ave Maria Opportunity Fund; and reduced its investment advisory fees by $134,568 and reimbursed $1,158 of Class I expenses with respect to the Ave Maria Bond Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2009, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

Ave Maria Catholic Values Fund	$172,424
Ave Maria Growth Fund	$270,524
Ave Maria Opportunity Fund	$381,784
Ave Maria Bond Fund	$408,603

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2010	December 31, 2011	December 31, 2012
Ave Maria Catholic Values Fund	$—	$81,529	$90,895
Ave Maria Growth Fund	$65,346	$104,027	$101,151
Ave Maria Opportunity Fund	$110,801	$138,377	$132,606
Ave Maria Bond Fund	$133,771	$139,106	$135,726

Additionally, during the year ended December 31, 2008, the Adviser reimbursed $71,643, to the Ave Maria Catholic Values Fund for losses realized on the disposal of investments purchased in violation of investment restrictions.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets.  The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders.  The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares).  During the year ended December 31, 2009, the total expenses incurred pursuant to the Plan were $355,759, $237,401, and $112,220 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. No expenses were incurred pursuant to the Plan for Class I shares of the Ave Maria Bond Fund.

3.   Investment Transactions

During the year ended December 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund
Purchases of investment securities	$76,158,189	$17,967,211	$58,820,836	$11,180,962	$15,070,429
Proceeds from sales of investment securities	$103,205,973	$8,290,997	$47,672,608	$11,201,014	$10,555,867

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.  Subsequent Events

GAAP requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, GAAP requires the Funds to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on February 17, 2010 and has noted no such events except as reflected in the following paragraphs.

Effective May 1, 2010, the advisory fee that will be paid under the Investment Advisory Agreements on behalf of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Opportunity Fund (see Note 2) will be reduced from 1.00% to 0.95% per annum of each Fund’s average daily net assets.

The Trust’s Agreement and Declaration of Trust provides that if at any time there are no shares outstanding of a particular series of shares or class of shares previously established and designated by the Board of Trustees, the Trustees may abolish that series or class of shares and the establishment and designation thereof.  Pursuant to such provision, the Board of Trustees approved the abolishment of Class I shares of the Ave Maria Bond Fund at a meeting held on February 13, 2010.  In addition, the “Class R” designation previously assigned to the sole remaining class of shares of the Ave Maria Bond Fund has been eliminated.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund,
and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund (the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 17, 2010

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Trustees and executive officers of the Trust:

Trustee/Officer	Address	Age	Position Held with the Trust	Length of Time Served
Interested Trustees:
* George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	65	Chairman of the Board/President /Trustee	Since 1992
Independent Trustees:
John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	77	Trustee	Since 2005
Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	73	Trustee	Since 2008
Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	62	Trustee	Since 1993
Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	73	Trustee	Since 2007
Executive Officers:
* Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	58	Vice President and Secretary	Since 1993
* Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	38	Treasurer	Since 2000
* Cathy M. Stoner, CPA	3707 W. Maple Road, Bloomfield Hills, MI	39	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and the portfolio manager of the Ave Maria Opportunity Fund.

Cathy M. Stoner, CPA is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD (Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church.  The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.  The following are the members of the Catholic Advisory Board:

Member	Address	Age	Length of Time Served
Lou Holtz	5818 El Camino Real, Carlsbad, CA	73	Since 2007
Lawrence Kudlow	1375 Kings Hwy. East, Suite 260, Fairfield, CT	61	Since 2005
Thomas S. Monaghan	One Ave Maria Drive, Ann Arbor, MI	73	Since 2001
Michael Novak	1150 17th Street, NW, Suite 1100, Washington, DC	76	Since 2001
Paul R. Roney	One Ave Maria Drive, Ann Arbor, MI	52	Since 2001
Phyllis Schlafly	7800 Bonhomme, St. Louis, MO	85	Since 2001

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the host of CNBC’s “The Kudlow Report” and a nationally syndicated columnist.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University.  Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Michael Novak is a theologian, author, columnist and former U.S. ambassador.  He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation.  Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator.   She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Additional information regarding the Funds’ Trustees, executive officers and Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends paid by the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund during the fiscal year end December 31, 2009. On December 30, 2009, the Ave Maria Catholic Values Fund declared and paid an ordinary income dividend of $0.0063 per share.  Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.1307 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.3155 per share for Class I shares and $0.2897 per share for Class R shares. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, a percentage (100%, 100%, and 24.73%) of the ordinary income dividends paid by the Ave Maria Catholic Values Fund, Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 15%. Early in 2010, as required by federal regulations, shareholders received notification of their portion of the Funds’ taxable distributions, if any, paid during the 2009 calendar year.

OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2009) and held until the end of the period (December 31, 2009).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds.  It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return.  You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report.   For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)
(Continued)

Ave Maria Catholic Values Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,269.70	$8.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63
*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Growth Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,182.50	$8.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63
*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,220.50	$5.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.81	$5.45
*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)
(Continued)

Ave Maria Opportunity Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,214.70	$6.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36
*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Bond Fund – Class I
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,073.40	$2.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.19	$2.04
*
Expenses are equal to the Ave Maria Bond Fund – Class I’s annualized expense ratio of 0.40% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ave Maria Bond Fund – Class R
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,072.00	$3.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.88	$3.36
*
Expenses are equal to the Ave Maria Bond Fund – Class R’s annualized expense ratio of 0.66% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, CCO
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Julie M. Schmuelling, Assistant Treasurer
Shanda S. Gentry, Assistant Vice President

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Phyllis Schlafly

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Schwartz Investment Counsel, Inc.
Established 1980

www.schwartzinvest.com

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Joseph M. Grace.  Mr. Grace is “independent” for purposes of this Item.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $106,050 and $106,050 with respect to the registrant’s fiscal years ended December 31, 2009 and 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,650 and $10,650 with respect to the registrant’s fiscal years ended December 31, 2009 and 2008, respectively.  The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2009 and 2008, aggregate non-audit fees of $5,650 and $10,650, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  During the fiscal years ended December 31, 2009 and 2008, aggregate non-audit fees of $17,250 and $17,250, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s Committee of Independent Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)     Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.  Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Schwartz Investment Trust

By (Signature and Title)*	/s/ George P. Schwartz
George P. Schwartz, President

Date         February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George P. Schwartz
George P. Schwartz, President

Date         February 25, 2010

By (Signature and Title)*	/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date         February 25, 2010

* Print the name and title of each signing officer under his or her signature.